UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2008 (July 2, 2008)

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On July 2, 2008, Five Star Quality Care, Inc., or the Company, issued a press release announcing the acquisition of three assisted living facilities, the acquisition of the operations of an additional seven  assisted living facilities, and the amendment of certain leases with Senior Housing Properties Trust.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                   Exhibits.

10.1                                                   Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.2                                                   Amended and Restated Guaranty Agreement (Lease No. 1), dated as of June 30, 2008, made by the Company, as Guarantor, for the benefit of certain affiliates of Senior Housing Properties Trust under the Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.3                                                   Amended and Restated Subtenant Guaranty Agreement (Lease No. 1), dated as of June 30, 2008, made by certain affiliates of the Company, each a Subtenant Guarantor, for the benefit of certain affiliates of Senior Housing Properties Trust under the Amended and Restated Master Lease Agreement (Lease No. 1), dated June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.4                                                   Amended and Restated Pledge of Shares of Beneficial Interest Agreement (Tenant Pledge — Lease No.1 and Lease No. 3), dated as of June 30, 2008, made by FSQ, Inc. for the benefit of the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant, and for the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.5                                                   Amended and Restated Security Agreement (Lease No. 1), dated as of June 30, 2008, by and among Five Star Quality Care Trust, as Tenant, and the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 1), dated June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.6                                                   Amended and Restated Subtenant Security Agreement (Lease No. 1), dated as of June 30, 2008, made by certain affiliates of the Company, as Subtenants, and the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 1), dated June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.7                                                   Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and certain affiliates of the Company, as Tenant.

10.8                                                   Amended and Restated Guaranty Agreement (Lease No. 2), dated as of June 30, 2008, made by the Company, as Guarantor, for the benefit of certain affiliates of Senior Housing Properties Trust under the Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and certain affiliates of the Company, as Tenant.

10.9                                                   Subtenant Guaranty Agreement (Lease No. 2), dated as of June 30, 2008, made by certain affiliates of the Company, each a Subtenant Guarantor, for the benefit of the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and certain affiliates of the Company, as Tenant.

10.10                                             Amended and Restated Pledge of Shares of Beneficial Interest Agreement (Lease No. 2), dated as of June 30, 2008, made by FSQ, Inc. and FS Tenant Holding Company Trust for the benefit of the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and certain affiliates of the Company, as Tenant.

10.11                                             Amended and Restated Security Agreement (Lease No. 2), dated as of June 30, 2008, made by certain affiliates of the Company, as Tenant, and the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and certain affiliates of the Company, as Tenant.

10.12                                             Amended and Restated Subtenant Security Agreement (Lease No. 2), dated as of June 30, 2008, made by certain affiliates of the Company, as Subtenants, and the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and certain affiliates of the Company, as Tenant.

10.13                                             Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.14                                             Amended and Restated Guaranty Agreement (Lease No. 3), dated as of June 30, 2008, made by the Company, as Guarantor, for the benefit of certain affiliates of Senior Housing Properties Trust under the Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.15                                             Amended and Restated Subtenant Guaranty Agreement (Lease No. 3), dated as of June 30, 2008, made by certain affiliates of the Company, each a Subtenant Guarantor, and the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.16                                             Amended and Restated Security Agreement (Lease No. 3), dated as of June 30, 2008, by and between Five Star Quality Care Trust and the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.17                                             Amended and Restated Subtenant Security Agreement (Lease No. 3), dated as of June 30, 2008, by and among certain affiliates of the Company, as Subtenants, and the Landlord under the Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008, by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

99.1                                                   Press Release dated July 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Francis R. Murphy III
Francis R. Murphy III
Treasurer and Chief Financial Officer

Date: July 7, 2008